Exhibit 23.1
                                                      to Form S-3




              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement, registering up to 850,000 shares of common stock, of our report dated May 16, 1996 included in Synthetech, Inc.'s Form 10-KSB for the year ended March 31, 1996 and to all references to our firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP

     Portland, Oregon

     September 11, 1996